UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2005

NEKTAR THERAPEUTICS

(Exact name of Registrant as specified in its charter)

Delaware	0-24006	94-3134940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Industrial Road

San Carlos, California 94070

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 631-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Other Events and Required FD Disclosure

On September 21, 2005, Nektar Therapeutics announced that it intends to offer, subject to market and other conditions, $200 million aggregate principal amount of convertible subordinated notes due 2012 in a private offering to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. Nektar intends to grant the initial purchasers a 30-day option to purchase up to an additional $50 million of notes to cover over-allotments.

Nektar’s press release, dated September 21, 2005, titled “Nektar Therapeutics Announces Proposed Issuance of Convertible Subordinated Notes” is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release titled “Nektar Therapeutics Announces Proposed Issuance of Convertible Subordinated Notes.”

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/S/ NEVAN ELAM
Nevan Elam Senior Vice President Corporate Operations and General Counsel

Date:	September 21, 2005

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